1995
                                                           1995
                                                           1995
                                                           1995
                                                           1995


                                  -------------
                                  ANNUAL REPORT
                                  -------------


                                               Smith Barney
                                               Intermediate
                                               Municipal
                                               Fund, Inc.
                                               -------------------------
                                               December 31, 1995



                                        [LOGO] Smith Barney Mutual Funds
                                               Investing for your future.
                                               Every day.

----------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.
----------------------------------------------

Dear Shareholder:

We are pleased to provide you with this annual report, which includes audited financial statements for Smith Barney Intermediate Municipal Fund, Inc. and covers the year ended December 31, 1995. For your convenience, we summarize the period's prevailing economic and market conditions below. In addition, a more detailed summary of performance and current holdings can be found in the appropriate sections that follow in the annual report.

Performance Summary

Smith Barney Intermediate Municipal Fund posted a one-year total return on net asset value of 13.72% for the period ended December 31, 1995. The Fund's performance was sustained with only minimal reliance on capital gains, thereby preserving favorable tax status for the Fund's distributions. For the year ended December 31, 1995, the Fund distributed dividends totaling $0.60 per share. The table below shows the annualized distribution rates based on the Fund's December 31, 1995 net asset value (NAV) per share and its American Stock Exchange (AMEX) closing price.

                                                          Annualized
                                                       Distribution Rate
                                                       -----------------
                  $10.66  (NAV)                             5.63%
                  $10.38  (AMEX)                            5.78%

1995: The Year in Review

The year 1995 was a positive one for the fixed income markets as low rates prevailed. One of the more notable events of the year was a significant drop in intermediate-term interest rates, as measured by the decline of 10-Year Treasuries from more than 7.79% at the beginning of 1995 to 7.20% on March 31, 1995, 6.18% on September 30, 1995, and, lastly, 5.62% by year end. This drop was responsible in part for the stock market's remarkable showing in 1995 -- a performance that defied all expectations. In another surprising development, the U.S. dollar finished the year in an extremely strong position relative to other currencies, and that will likely encourage lower interest rates going forward.

The Municipal Bond Market

As Treasury yields were falling in 1995, intermediate-term municipal bond yields were declining at a much less dramatic rate. However, slow economic growth, low rates, and a diminishing supply of issues generally combined to create a subdued municipal bond market environment in 1995, offering value primarily to investors who were willing to carefully sift through the supply and focus on intermediate-term municipal bonds with strong credit ratings, as Smith Barney Intermediate Municipal Fund did during this time period.

Looking Ahead

It now appears that the Federal Reserve has been successful in containing inflation -- which averaged 2.8% in 1995 -- and in encouraging a slower rate of economic growth, which totaled 2.5% in 1995 as measured by gross domestic product (GDP). The Federal Open Market Committee, which controls the federal funds rate, declined to alter the rate in both September and November after a quarter point reduction in July. The federal funds rate is a key indicator because it represents the rate banks charge each other for overnight loans and affects all other interest rates, including those offered by municipal bonds. Lower rates typically increase economic growth because they make it less expensive for businesses to fund expansion. The Federal Reserve acted to lower short-term rates at their last meeting held in December 1995.

Going forward, we expect to see yet another year of slow economic growth with GDP posting growth of around 2%. We also forecast steady or slightly lower interest rates of half a point to a full point in 1996. Our outlook for the municipal bond market remains positive. Limited supply is driving prices higher, yields are excellent relative to U.S. Treasuries and growing credit strength in a number of states is increasing the attractiveness of many issues.

What's Ahead for Municipal Bonds

The supply of municipal bonds is diminishing and the attractiveness of municipal bonds is on the rise. Not only are the yields attractive relative to Treasuries, what does come to market is likely to be of higher credit quality than in the past. The National Governors' Association believes the fiscal condition of many states is now the strongest it has been since the late 1980s, with many of the larger states showing remarkable improvement in their ability to service outstanding bonds and support new debt.

Any municipal bond market rally, however, will depend on tax reform and the success of Washington, D.C. in reaching a consensus on the federal budget. At this time, we do not expect any flat tax proposals to be taken seriously given the upcoming Presidential election. That does not mean, however, that the municipal bond market will not worry about such a prospect, which could depress municipal bond prices in 1996. In addition, federal spending reductions could impact on funding for state and local projects which, if combined with resistance to higher local taxes that back some municipal bonds, could affect credit quality or supply.

Portfolio Strategy and Outlook

In light of conflicting economic forces affecting the municipal bond marketplace, we are taking a cautious investment approach to portfolio management and being very selective about new investments. We are carefully balancing the interest-rate sensitivity of Smith Barney Intermediate Municipal Fund by investing in a strategically diversified combination of maturities. We remain substantially committed to high-quality coupon issues with call protection in anticipation of a downturn in rates in 1996. The Fund's average weighted maturity for the one-year period ended December 31, 1995 was 8.42 years.

At this time, we would like to thank you for your investment in Smith Barney Intermediate Municipal Fund.

Sincerely,


/s/ Heath B. McLendon                       /s/ Peter M. Coffey
Heath B. McLendon                           Peter M. Coffey
Chairman and                                Vice President and
Chief Executive Officer                     Investment Officer

January 24, 1996

Smith Barney Intermediate Municipal Fund, Inc.
--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 1995
--------------------------------------------------------------------------------

   FACE
  AMOUNT   RATING                    SECURITY                          VALUE
================================================================================

Education -- 11.7%
$1,700,000   A*    Arizona Education Loan Marketing Corp., 7.000%
                     due 3/1/02(a)                                   $ 1,850,875
 1,070,000   A*    Brazos, TX Higher Education Authority Student
                     Loan Revenue, 6.300% due 9/1/98(a)                1,106,113
 1,090,000   AAA   Goose Creek, TX Independent School District,
                     PSFG, 7.750% due 2/15/04                          1,320,262
 1,250,000   NR    Idaho Student Loan Fund Refunding Marketing
                     Association Inc. Student Loan Refunding,
                     6.400% due 10/1/99, Sinking Fund Average
                     Life 1/7/97                                       1,271,875
   325,000   AAA   Massachusetts Education Loan Authority Issue E,
                     Series A, 6.850% due 1/1/04(a)                      354,250
   705,000   A*    Montana Higher Education Student Assistance
                     Corp. Student Loan Revenue, 7.050%
                     due 6/1/04(a)                                       770,212
                   New England Education Loan Marketing Corp.
                     Massachusetts
                     Refunding Student Loan Revenue:
 1,000,000   A-        5.625% due 7/1/04(a)                            1,047,500
   500,000   A1*       6.900% due 11/1/09(a)                             545,000
 1,830,000   A1*   Southwest Allen, IN Multi-School Building Corp.,
                      6.700% due 7/15/04                               1,990,125
--------------------------------------------------------------------------------
                                                                      10,256,212
--------------------------------------------------------------------------------
Electric -- 2.4%
 1,750,000   AA    Washington Public Power Supply System Nuclear
                     Power Project #1, 7.750% due 7/1/03               2,056,250
--------------------------------------------------------------------------------
Escrowed to Maturity(b) -- 10.7%
 1,135,000   AAA   Metropolitan Nashville, TN Airport Authority
                     Revenue, 7.500% due 7/1/05, Sinking Fund
                     Average Life 8/2/01                               1,305,250
   684,000   AAA   New Jersey State Turnpike Authority Revenue
                     Refunding, 10.375% due 1/1/03, Sinking Fund
                     Average Life 5/23/00                                831,915
 1,855,000   AAA   New York State Urban Development Corp. Revenue,
                     7.300% due 4/1/01                                 2,107,744
   375,000   AAA   Ohio State Water Development Authority Revenue
                     (Armco Steel Corp.), 7.875% due 11/1/00,
                     Sinking Fund Average Life 11/1/98                   420,000
 1,685,000   AAA   Ohio State Water Development Authority Safe
                     Water Series 2, 9.375% due 12/1/10, Sinking
                     Fund Average Life 3/28/04                         2,179,969
    45,000   AAA   Pennsylvania State Public School Building
                     Authority Lease Revenue, 10.375% due 11/1/06,
                     Sinking Fund Average Life 3/5/01                     45,829
   125,000   AAA   Salt Lake City, UT Water Conservancy Distribution
                     Revenue, Series A, 10.875% due 10/1/02, Sinking
                     Fund Average Life 2/26/00                           154,063
 1,000,000   AAA   Southwestern Illinois Development Authority
                     Hospital Revenue Refunding (Wood River Hospital),
                     6.875% due 8/1/03, Sinking Fund Average
                     Life 9/19/01                                      1,147,500

                       See Notes to Financial Statements.

Smith Barney Intermediate Municipal Fund, Inc.
--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1995
--------------------------------------------------------------------------------

   FACE
  AMOUNT   RATING                    SECURITY                          VALUE
================================================================================
Escrowed to Maturity(b) -- 10.7% (continued)
$  985,000   AAA   Tom Green County, TX Hospital Authority,
                     7.875% due 2/1/06, Sinking Fund Average
                     Life 1/18/01                                    $ 1,156,144
--------------------------------------------------------------------------------
                                                                       9,348,414
--------------------------------------------------------------------------------
Finance -- 3.1%
 1,000,000   A     New York Local Government Assistance Corp.,
                     Series 1992A, 6.400% due 4/1/02                   1,105,000
 1,500,000   A     Pennsylvania State Finance Authority (Beaver
                     County) Revenue Refunding Bonds (Municipal
                     Capital Improvement Program), Series 1993,
                     6.600% due 11/1/09                                1,650,000
--------------------------------------------------------------------------------
                                                                       2,755,000
--------------------------------------------------------------------------------
General Obligation -- 7.3%
 1,000,000   AAA   Chicago, IL GO, AMBAC-Insured, 6.100% due 1/1/03    1,087,500
 1,000,000   AAA   District of Columbia GO Refunding, Series B,
                     MBIA-Insured, 6.750% due 6/1/01                   1,066,250
 1,000,000   AA    Harvey, IL GO Refunding, Asset Guaranty-Insured,
                     6.700% due 2/1/09                                 1,065,000
 1,250,000   Baa*  New Haven, CT GO, Series 1992A, 9.250% due
                     3/1/02, Sinking Fund Average Life 3/1/00          1,512,500
 1,500,000   Baa1* New York City GO, Series 1992D, 7.300% due 2/1/01   1,633,125
--------------------------------------------------------------------------------
                                                                       6,364,375
--------------------------------------------------------------------------------
Hospital -- 12.0%
 1,500,000   Baa*  Colorado Health Facilities Authority Revenue
                     (Rocky Mountain Adventist), 6.250% due 2/1/04     1,560,000
   915,000   BBB   Defiance, OH Hospital Revenue Refunding (Defiance
                     Hospital), 7.625% due 11/1/03                       944,179
 1,040,000   AAA   Delaware State Health Facilities Authority
                     Refunding (Medical Center of Delaware),
                     MBIA-Insured, 6.250% due 10/1/03                  1,160,900
 1,250,000   A*    Harris County, TX Health Facilities Development
                     Corp. Hospital Revenue (Memorial Hospital
                     Systems), 7.000% due 6/1/03                       1,396,875
 1,000,000   A*    Indiana Health Facilities Authority Hospital
                     Revenue Refunding Bonds (St. Anthony Medical
                     Center), 7.000% due 10/1/06                       1,092,500
 1,180,000   AAA   Orange County, FL Health Facilities Authority
                     Hospital Revenue Bonds (Adventist Health
                     Systems/Sunbelt), AMBAC-Insured, 6.875%
                     due 11/15/04                                      1,298,000
   500,000   AAA   Orange County, FL Health Facilities Authority
                     Revenue (Adventist Health Systems/Sunbelt),
                     CGIC-Insured, FLAIRS, 8.210% due 11/15/07(c)        538,750
   650,000   AAA   St. Louis County, MT MBIA-Insured, 6.750%
                     due 4/1/10                                          650,123
   480,000   AA    Taos County, NM Gross Receipts Tax Revenue,
                     Asset Guaranty-Insured, 6.125% due 12/1/01          513,600

                       See Notes to Financial Statements.

Smith Barney Intermediate Municipal Fund, Inc.
--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1995
--------------------------------------------------------------------------------

   FACE
  AMOUNT   RATING                    SECURITY                          VALUE
================================================================================
Hospital -- 12.0% (continued)
$1,250,000   AA-   Washington State Health Care Facilities
                     Authority Revenue (Sacred Heart Medical
                     Center), 6.750% due 2/15/06                     $ 1,378,125
--------------------------------------------------------------------------------
                                                                      10,533,052
--------------------------------------------------------------------------------
Housing: Multi-Family -- 12.0%
   950,000   AA    Beaumont, TX Multi-Family Housing Finance
                     (Regency Place Apartments), Asset
                     Guaranty-Insured, 7.000% mandatory
                     tender 10/1/04                                      992,750
   610,000   AAA   Charlotte, NC Mortgage Revenue Refunding (Double
                     Oaks APT-A), FHA-Insured, 7.300% due 11/15/07       667,950
 1,000,000   AAA   Hudson County, NJ Improvement Authority
                     Multi-Family Housing Revenue Bonds, 6.600%
                     due 6/1/04(a)                                     1,080,000
 2,000,000   A     Lombard, IL Multi-Family Housing (Clover Creek
                     Apartments), Surety Bond Continental Casualty,
                     Series 1985, 6.500% mandatory tender 12/15/96     2,028,560
                   Mount Vernon, IL Elderly Housing Corp. First
                     Lien Revenue Bonds
                       Section 8 Assisted, Series 1979:
   160,000   Baa1*       7.875% due 4/1/01                               160,368
   170,000   Baa1*       7.875% due 4/1/02                               170,391
   185,000   Baa1*       7.875% due 4/1/03                               185,426
   200,000   Baa1*       7.875% due 4/1/04                               200,460
   215,000   Baa1*       7.875% due 4/1/05                               215,494
   235,000   Baa1*       7.875% due 4/1/06                               235,541
   250,000   Baa1*       7.875% due 4/1/07                               250,575
   270,000   Baa1*       7.875% due 4/1/08                               270,621
   750,000   AAA   San Jose, CA Multi-Family Housing (Country Brook
                     Project), FNMA-Insured, 6.500% mandatory
                     tender 4/1/02                                       794,063
 1,100,000   AA-   South Carolina State Housing Finance and
                     Development Authority, 5.500% due 12/1/05         1,105,500
 1,070,000   Aa*   Streamwood, IL Multi-Family Housing Revenue
                     (Southgate Project), FHA-Insured, 6.200%
                     due 11/1/07                                       1,134,200
   935,000   A-++  Tulsa, OK Multi-Family Housing Assistance Corp.,
                     7.250% due 10/1/07, Sinking Fund Average Life
                     6/7/02(a)                                           963,050
--------------------------------------------------------------------------------
                                                                      10,454,949
--------------------------------------------------------------------------------
Housing: Single-Family -- 5.3%
   570,000   AA-   Maine State Housing Authority, Mortgage Purchase,
                     Series D3, 7.600% due 11/15/01, Sinking Fund
                     Average Life 8/4/99(a)                              600,637
   130,000   AAA   Nebraska Investment Finance Authority
                     Single-Family Mortgage Revenue, FGIC-Insured,
                     Series 1985A, 8.500% due 11/15/96                   132,713
   570,000   NR    North Tonawanda, NY Housing Development Corporation
                     Mortgage Revenue Refunding (Bishop Gibbons
                     Project), FHA-Insured, 6.350% due 12/15/02          609,188

                       See Notes to Financial Statements.

Smith Barney Intermediate Municipal Fund, Inc.
--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1995
--------------------------------------------------------------------------------

   FACE
  AMOUNT   RATING                    SECURITY                          VALUE
================================================================================
Housing: Single-Family -- 5.3% (continued)
$1,000,000   AAA   Texas Department of Housing and Community
                     Affairs Collateralized Home Mortgage Revenue
                     Bonds, Series C, GNMA/FNMA-Insured, RIBS,
                     9.288% due 7/2/24(a)(c)                         $ 1,133,750
 1,000,000   Aa1*  Virginia State Housing Development Authority
                     Commonwealth Mortgage, Series H, 6.100%
                     due 7/1/03                                        1,072,500
 1,060,000   Aa*   Wisconsin Housing and Education Development
                     Authority Home Ownership Revenue, 6.350%
                     due 3/1/01                                        1,116,975
--------------------------------------------------------------------------------
                                                                       4,665,763
--------------------------------------------------------------------------------
Industrial Development -- 7.1%
 1,000,000   A*    Alaska Individual Development Export Authority,
                     Series A, 6.200% due 4/1/07                       1,080,000
   400,000   NR    Carroll County, TN Individual Development Revenue
                     Refunding (Henry Siegel Co. Inc.), 7.200%
                     due 4/1/05                                          415,500
 1,500,000   Aa3*  Gary, IN Economic Development Revenue Miller
                     Partnership LOC Royal Bank of Scotland, 7.400%
                     mandatory tender 4/1/01(a)                        1,510,335
 1,000,000   A     Kanawha, WV Commercial Development Revenue
                     (May Department Store Project), 6.500%
                     due 6/1/03                                        1,115,000
 1,000,000   NR    Newbern, TN Industrial Development Ltd. Obligation
                     (Newbern Rubber Inc.), 7.900% due 3/1/00          1,082,500
   900,000   A+    Sussex County, DE Economic Development Revenue
                     Refunding Bonds (Rehoboth Mall Project),
                     Series 1992, 7.250% due 10/15/12                  1,009,125
--------------------------------------------------------------------------------
                                                                       6,212,460
--------------------------------------------------------------------------------
Miscellaneous -- 3.7%
 1,000,000   BBB-  Clarksville, TN Natural Gas Acquis Corporation
                     Gas Revenue, Series A, 7.500% due 11/1/04         1,060,000
 1,000,000   A*    Hoffman Estates, IL Tax Increment Revenue Junior
                     Lien Hoffman Estates Unconditional Guarantee
                     (Sears Roebuck & Co.), 6.600% due 5/15/02         1,105,000
 1,000,000   A-    Illinois Development Finance Authority City
                     East of St. Louis, 6.875% due 11/15/05,
                     Sinking Fund Average Life 4/15/00                 1,081,250
--------------------------------------------------------------------------------
                                                                       3,246,250
--------------------------------------------------------------------------------
Pollution Control -- 5.1%
 1,000,000   Aa3*  Brazos River, TX Navigation District Brazoria
                     County Pollution Control Revenue, 6.750%
                     due 2/1/10                                        1,170,000
   965,000   A     Broward County, FL Resource South Project, 7.950%
                     due 12/1/08                                       1,085,625
 1,000,000   A+    Indianapolis, IN Reserve Recovery (Ogden Martin
                     Systems Inc.), 7.700% due 12/1/00                 1,051,740
 1,000,000   AAA   Monroe County, MI PCR (Detroit Edison Co.
                     Project), AMBAC-Insured, 6.350% due 12/1/04(a)    1,110,000
--------------------------------------------------------------------------------
                                                                       4,417,365
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Smith Barney Intermediate Municipal Fund, Inc.
--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1995
--------------------------------------------------------------------------------

   FACE
  AMOUNT   RATING                    SECURITY                          VALUE
================================================================================
Pre-Refunded(b) -- 5.0%
$1,095,000   AAA   Gila County, AZ Individual Development
                     Authority Revenue, Series 1981, 11.250% due
                     4/1/01, Pre-Refunded with U.S. Government
                     Securities to 4/1/01 Call @ 100, Sinking Fund
                     Average Life 12/1/01                            $ 1,219,556
   140,000   AAA   Indiana University Revenue, Series 1983N,
                     10.000% due 7/1/03, Pre-Refunded with U.S.
                     Government Securities to 7/1/01 Call @ 100,
                     Sinking Fund Average Life 12/22/99                  173,425
   900,000   AAA   Nassau County, NY IDA Hofstra University Project,
                     Series 1987, 8.000% due 7/1/00, Pre-Refunded
                     with U.S. Government Securities to 7/1/98
                     Call @ 100                                          983,250
   265,000   AAA   New York State Medical Care Facilities Finance
                     Agency Revenue Hospital and Nursing Home Mortgage,
                     Series A, (St. Vincent's Medical Center),
                     FHA-Insured, 7.750% due 2/15/02, Pre-Refunded
                     with U.S. Government Securities to 8/15/97
                     Call @ 102, Sinking Fund Average Life 1/2/95        288,188
   500,000   AAA   Oklahoma State IDA (Oklahoma Health Care Corp.)
                     Series A, 9.125% due 11/1/08, Pre-Refunded with
                     U.S. Government Securities to Various Call Dates,
                     Sinking Fund Average Life 5/7/06                    528,750
 1,000,000   AAA   Texas National Research Lab Community Financing
                     Corp. Lease Revenue (Superconducting Supercollider Project), 6.750% due 12/1/04, Pre-Refunded with
                     U.S. Government Securities to 12/1/01
                     Call @ 102                                        1,138,750
--------------------------------------------------------------------------------
                                                                       4,331,919
--------------------------------------------------------------------------------
Public Facilities -- 2.9%
 1,350,000   A-    Dekalb County, IN Redevelopment Authority Revenue
                     (Mini-Mill Public Improvement), 6.250%
                     due 1/15/09                                       1,446,187
 1,000,000   AAA   Harrisburg, PA Lease Revenue Green County Prison
                     Project, CGIC-Insured, 6.500% due 6/1/04          1,102,500
--------------------------------------------------------------------------------
                                                                       2,548,687
--------------------------------------------------------------------------------
Solid Waste -- 4.8%
 2,000,000   Baa*  Atlantic City, NJ Utility Authority Solid Waste
                     Revenue, 7.000% due 3/1/02, Sinking Fund Average
                     Life 4/20/00                                      2,062,500
 2,000,000   A-    Union County, NJ Utility Authority Solid Waste
                     Revenue, 6.850% due 6/15/02(a)                    2,130,000
--------------------------------------------------------------------------------
                                                                       4,192,500
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Smith Barney Intermediate Municipal Fund, Inc.
--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1995
--------------------------------------------------------------------------------

   FACE
  AMOUNT   RATING                    SECURITY                          VALUE
================================================================================
Transportation -- 5.9%
$2,035,000   AAA   Dallas Fort Worth, TX Regional Airport Revenue
                     Refunding, FGIC-Insured, Series 1992A, 7.750%
                     due 11/1/03                                     $ 2,442,000
 1,920,000   Baa*  Denver, CO City and County Airport Revenue,
                     Series 1990A, 8.250% due 11/15/02(a)              2,224,800
   500,000   A     Pittsfield Township, MI Economic Development
                     Corp. Revenue Refunding Airport Association
                     Project Unconditional Guaranty-Lincoln National,
                     6.400% due 12/1/02                                  521,250
--------------------------------------------------------------------------------
                                                                       5,188,050
--------------------------------------------------------------------------------
Utilities -- 1.0%
 1,735,000   AAA   Palo Duro River Authority, TX Refunding,
                     CGIC-Insured, Series 1992, zero coupon
                     due 8/1/09                                          832,800
--------------------------------------------------------------------------------

                   TOTAL INVESTMENTS -- 100% (Cost -- $81,470,254)*  $87,404,046
================================================================================
(a) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(b) Pre-Refunded bonds escrowed by U.S. Government Securities and bonds escrowed to maturity by U.S. Government Securities are considered by manager to be triple-A rated even if issuer has not applied for new ratings.
(c) Inverse floating rate security -- coupon varies inversely with level of short-term tax-exempt interest rates.
++   Fitch Investors Services, Inc.
+    Duff & Phelps Credit Rating Co.
*    Aggregate cost for Federal income tax purposes is substantially the same.

   See page 10 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.

Smith Barney Intermediate Municipal Fund, Inc.
--------------------------------------------------------------------------------
Ratings and Security Descriptions
--------------------------------------------------------------------------------
BOND RATINGS

All ratings are by Standard & Poor's Corporation ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Services ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA     -- Debt rated "AAA"' has the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.

AA      -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A       -- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB     -- Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa      -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A       -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa     -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR      -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

SHORT-TERM SECURITIES RATINGS

SP-1    -- Standard & Poor's highest rate rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1  -- Moody's highest rating for issues having demand feature -- variable-
           rate demand obligation (VRDO).

SECURITY DESCRIPTIONS

AMBAC  -- AMBAC Indemnity Corporation
CGIC   -- Capital Guaranty Insurance Company
COP    -- Certificate of Participation
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FLAIRS -- Floating Adjustable Interest Rate Securities
FNMA   -- Federal National Mortgage Association
FSA    -- Financial Security Assurance
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
IDA    -- Industrial Development Agency
IDR    -- Industrial Development Revenue
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
PCFA   -- Pollution Control Financing Authority
PCR    -- Pollution Control Revenue
PSFG   -- Permanent School Fund Guaranty
RIBS   -- Residual Interest Bonds

Smith Barney Intermediate Municipal Fund, Inc.
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1995
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost -- $81,470,254)                      $87,404,046
   Interest receivable                                                1,416,443
   Receivable for securities sold                                         5,000
--------------------------------------------------------------------------------
   Total Assets                                                      88,825,489
--------------------------------------------------------------------------------
LIABILITIES:
   Payable to bank                                                      220,119
   Dividends payable                                                    131,470
   Management fees payable                                               44,958
   Accrued expenses                                                      36,626
--------------------------------------------------------------------------------
   Total Liabilities                                                    433,173
--------------------------------------------------------------------------------
Total Net Assets                                                    $88,392,316
================================================================================
NET ASSETS:
   Par value of capital shares                                      $     8,289
   Capital paid in excess of par value                               82,891,113
   Undistributed net investment income                                  156,741
   Accumulated net realized loss on investments                        (597,619)
   Net unrealized appreciation of investments                         5,933,792
--------------------------------------------------------------------------------
 Total Net Assets
   (Equivalent to $10.66 a share on 8,288,885 shares of $0.001
    par value outstanding; 100,000,000 shares authorized)           $88,392,316
================================================================================


                       See Notes to Financial Statements.

Smith Barney Intermediate Municipal Fund, Inc.
--------------------------------------------------------------------------------
 Statement of Operations                    For the Year Ended December 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                         $ 5,466,540
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 3)                                             517,473
   Shareholder and system servicing fees                                 26,400
   Shareholder communications                                            20,001
   Audit and legal                                                       12,202
   Directors' fees                                                       11,742
   Pricing service fees                                                   9,800
   Custody                                                                9,402
   Other                                                                 15,806
--------------------------------------------------------------------------------
   Total Expenses                                                       622,826
--------------------------------------------------------------------------------
Net Investment Income                                                 4,843,714
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 4):
   Realized Loss From Security Transactions (excluding short-term securities):
     Proceeds from sales                                             10,688,516
     Cost of securities sold                                         10,690,460
--------------------------------------------------------------------------------
   Net Realized Loss                                                     (1,944)
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation) of Investments:
     Beginning of year                                                  (95,664)
     End of year                                                      5,933,792
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                            6,029,456
--------------------------------------------------------------------------------
Net Gain on Investments                                               6,027,512
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $10,871,226
================================================================================

                       See Notes to Financial Statements.

Smith Barney Intermediate Municipal Fund, Inc.
--------------------------------------------------------------------------------
 Statements of Changes in Net Assets            For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                       1995           1994
==============================================================================================
OPERATIONS:
  Net investment income                                           $  4,843,714   $  4,824,829
  Net realized loss                                                     (1,944)      (595,675)
  Increase in net unrealized appreciation (depreciation)             6,029,456     (6,379,884)
----------------------------------------------------------------------------------------------
  Increase (Decrease) in
      Net Assets From Operations                                    10,871,226     (2,150,730)
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income                                             (4,973,331)    (4,965,775)
----------------------------------------------------------------------------------------------
  Decrease in Net Assets From
     Distributions To Shareholders                                  (4,973,331)    (4,965,775)
----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS FROM:
  Net proceeds from 60,922 shares issued
    for reinvestment of dividends                                           --        645,354
----------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions                       --        645,354
----------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                              5,897,895     (6,471,151)
NET ASSETS:
  Beginning of year                                                 82,494,421     88,965,572
----------------------------------------------------------------------------------------------
  End of year*                                                     $88,392,316    $82,494,421
==============================================================================================
* Includes undistributed net investment income of:                    $156,741       $286,344
==============================================================================================


                       See Notes to Financial Statements.

Smith Barney Intermediate Municipal Fund, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

   1. SIGNIFICANT ACCOUNTING POLICIES

     The Smith Barney Intermediate Municipal Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

   The significant accounting policies consistently followed by the Fund are:(a) securities transactions are accounted for on the trade date;(b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; short-term securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (c) gains or losses on the sale of securities are calculated by using the specific identification method;
(d) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (e) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (f) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, at December 31, 1995 a portion of paid-in capital amounting to $14 had been reclassified to undistributed net investment income. Net investment income, net realized gains and net assets were not affected by this change; and (g) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

   2. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

   The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

   Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

Smith Barney Intermediate Municipal Fund, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
   3. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

   Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc., acts as investment manager to the Fund. As compensation for its services, the Fund pays SBMFM a fee calculated at the annual rate of 0.60% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

   All officers and two Directors of the Fund are employees of Smith Barney Inc.

   4. INVESTMENTS

   For the year ended December 31, 1995, the aggregate cost of purchases and proceeds from sales of investments (including maturities, excluding short-term investments) were $11,980,538 and $10,688,516, respectively. At December 31, 1995, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $5,967,789, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $33,997, or a net unrealized appreciation of $5,933,792.

   5. CAPITAL LOSS CARRYFORWARD

   At December 31, 1995, the Fund had for Federal income tax purposes net capital loss carryforwards of $592,944 available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on the dates indicated:

                                                   12/31/02         12/31/03
================================================================================
Carryforward Amounts                               $591,000          $1,944
================================================================================

Smith Barney Intermediate Municipal Fund, Inc.
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year:

                                                1995      1994(a)     1993(a)   1992(a)(b)
==========================================================================================
Net Asset Value, Beginning of Year            $ 9.95      $10.81      $10.36     $10.00
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.58        0.58        0.59       0.48*
  Net realized and unrealized gain (loss)       0.73       (0.84)       0.46       0.34
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             1.31       (0.26)       1.05       0.82
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.60)      (0.60)      (0.57)     (0.46)
  Net realized gains                              --         --        (0.03)        --
------------------------------------------------------------------------------------------
Total Distributions                            (0.60)      (0.60)      (0.60)     (0.46)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $10.66       $9.95      $10.81     $10.36
------------------------------------------------------------------------------------------
Total Return                                   13.72%      (2.33)%     10.30%      8.44%++
------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $88,392     $82,494     $88,966    $83,499
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      0.72%       0.72%       0.73%      0.59%+*
  Net investment income                         5.63        5.64        5.56       5.74+
------------------------------------------------------------------------------------------
     Portfolio Turnover Rate                   12.57%      25.59%      10.46%     23.48%
------------------------------------------------------------------------------------------
Market Price at End of Year                   $10.38       $9.50      $11.13     $10.13
==========================================================================================

(a)  Based on the weighted average shares outstanding for the period.
(b)  For the period from March 2, 1992 (commencement of operations) to
     December 31, 1992.
* The manager waived a portion of its fees for the period from March 2, 1992 to December 31, 1992. If such fees were not waived, the per share decrease in net investment income would have been $0.01 and the ratio of expenses to average net assets would have been 0.70% (annualized).
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

Smith Barney Intermediate Municipal Fund, Inc.
--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Smith Barney Intermediate Municipal Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Intermediate Municipal Fund, Inc. as of December 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from March 2, 1992 (commencement of operations) to December 31, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. As to securities sold but not delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Intermediate Municipal Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from March 2, 1992 to December 31, 1992, in conformity with generally accepted accounting principles.


                                                  KPMG PEAT MARWICK LLP


New York, New York
February 2, 1996

Smith Barney Intermediate Municipal Fund, Inc.
--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout each period:

                   AMEX           Net Asset          Income         Reinvestment
Period        Closing Price*        Value*          Declared            Price
================================================================================
  1992
2nd Quarter+      $ 9.88           $10.24             $0.12            $ 9.90
3rd Quarter        10.00            10.36              0.15             10.15
4th Quarter        10.13            10.36              0.19             10.15
--------------------------------------------------------------------------------
  1993
1st Quarter        10.75            10.59              0.10             10.63
2nd Quarter        10.63            10.73              0.15             10.67
3rd Quarter        11.25            10.89              0.15             10.93
4th Quarter        11.13            10.81              0.17             10.78
--------------------------------------------------------------------------------
  1994
1st Quarter        10.00            10.29              0.15             10.65
2nd Quarter        10.00            10.24              0.15              9.90
3rd Quarter         9.88            10.19              0.15              9.78
4th Quarter         9.50             9.95              0.15              9.40
--------------------------------------------------------------------------------
  1995
1st Quarter         9.63            10.31              0.15              9.90
2nd Quarter         9.88            10.39              0.15              9.81
3rd Quarter        10.00            10.50              0.15             10.27
4th Quarter        10.38            10.66              0.15             10.34
================================================================================
*    On the last business day of the quarter.
+ For the period from March 2, 1992 (commencement of operations) to March 31, 1992.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------
     100% of the dividends paid by the Fund from net investment income for the year ended December 31, 1995, are tax-exempt for regular Federal income tax purposes.

Smith Barney Intermediate Municipal Fund, Inc.
--------------------------------------------------------------------------------
Dividend Reinvestment Plan
--------------------------------------------------------------------------------

     Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all distributions are automatically reinvested by First Data Investor Services Group, Inc., (formerly known as "The Shareholder Services Group, Inc."), as plan agent (the "Plan Agent"), in additional shares of its Common Stock (the "Common Shares") as provided below unless a shareholder elects to receive cash.

     Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") are reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee. Investors who own Common Shares registered in street name should consult their broker-dealer for details. All distributions to shareholders who do not participate in the Plan are paid by check mailed directly to the record holder by First Data Investor Services Group, Inc., as dividend disbursing agent.

     If the Fund declares a distribution payable either in Common Shares or in cash, nonparticipants in the Plan receive cash, and Plan participants receive the equivalent in Common Shares valued in the following manner: whenever the market price is equal to or exceeds the net asset value per share at the time Common Shares are valued for the purpose of determining the number of Common Shares equivalent to the cash distribution, participants are issued Common Shares valued at the greater of (1) the net asset value most recently determined or (2) 95% of the then current market price of the Common Shares.

     If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, or if the Fund declares a distribution payable only in cash, the Plan Agent buys Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. If, following the commencement of purchases and before the Plan Agent has completed its purchases the market price exceeds the net asset value of the Common Shares, the average per Common Share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in Common Shares issued by the Fund at net asset value. The Plan Agent applies all cash received as a distribution to purchase Common Shares on the open market as soon as practicable after the payment date of the distribution, but in no event later than 30 days after such date, except when necessary to comply with applicable provisions of the Federal securities laws.

Smith Barney Intermediate Municipal Fund, Inc.
--------------------------------------------------------------------------------
Dividend Reinvestment Plan (continued)
--------------------------------------------------------------------------------

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent which must be received at least ten business days prior to the distribution record date to become effective for that distribution. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the Plan Agent or participant. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Fund shares credited to his or her account under the Plan are issued and a cash payment is made for any fraction of a Fund share credited to such account.

     The automatic reinvestment of distributions does not relieve participants to any Federal income tax that may be payable on such distributions.

     The Fund does not charge participants for reinvesting distributions. Any Plan Agent's fees for the handling of reinvestment of distributions under the Plan are paid by the Fund. There are no brokerage charges with respect to Common Shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the distribution. The Plan also may be terminated by the Fund or the Plan Agent by at least 30 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at First Data Investor Services Group, Inc., P.O. Box 1376, Boston, Massachussetts 02104.

Smith Barney                                                       SMITH BARNEY
Intermediate                                                       ------------
Municipal Fund, Inc.                         A Member of Travelers Group [LOGO]

Directors
Jessica M. Bibliowicz
Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Francis P. Martin, M.D.
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan
C. Richard Youngdahl

Officers
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President and Treasurer

Peter M. Coffey
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Manager
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank

Shareholder
Servicing Agent
First Data Investor Services
Group, Inc.
P.O. Box 1376
Boston, MA 02104

This report is submitted for the general information of the shareholders of Smith Barney Intermediate Municipal Fund, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Smith Barney
Intermediate
Municipal Fund, Inc.
388 Greenwich Street
New York, New York 10013

FD01067 2/96